Trade and Other Receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Trade and Other Receivables
Trade and other receivables consisted of the following:

Trade and other receivables - Total	As of
(in € thousands)	2023/12/31	2024/12/31
Trade receivables, net	18,526	2,140
Research tax credit	12,200	3,392
VAT receivables	1,476	1,043
Grants receivables	7	8
Other receivables	498	981
TOTAL	32,707	7,564
Of which : Current	32,707	7,564
Of which : Non-current	—	—
Trade receivables, net
Trade receivables amounted to €2,140 as of December 31, 2024 (€18,526 as of December 31, 2023). The 2023 balance mainly corresponds to the milestone of €13.3 million invoiced to Ipsen in December 2023 in application of the license and collaboration agreement signed in December 2021. The 2024 balance mainly corresponds to Q4 2024 royalty revenue amounting to €1.8 million, also related to the Ipsen agreement.
Per IFRS 7.35(h), we have concluded that the expected credit loss on these amounts are €0.
Research tax credit
The research tax credit receivable as of December 31, 2024 amounts to €3,392 (€12,200 as of December 31, 2023). The 2023 balance encompassed research tax credits from 2021 through 2023 as there was a tax inspection ongoing. In December 2024, research tax credits pertaining to years prior to 2024 were fully liquidated (less applicable fees from the finalized tax inspection as outlined in Note 11 - "Income tax"). As such, the 2024 balance relates only to current year activity.
VAT receivables
VAT receivables amounted to €1,043 at December 31, 2024 ( €1,476 at December 31, 2023).
Other receivables
The line item “other receivables” primarily consists of advance payments to suppliers for €981 and €498, respectively, as of December 31, 2024 and December 31, 2023.